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                                                                    EXHIBIT 10.1


                           FOURTH AMENDED AND RESTATED
                 ARDENT HEALTH SERVICES LLC AND ITS SUBSIDIARIES
                    OPTION AND RESTRICTED UNIT PURCHASE PLAN

         Section 1. Purpose. The purpose of the Ardent Health Services LLC and its Subsidiaries Option and Restricted Unit Purchase Plan (the "Plan") is to promote the interests of Ardent Health Services LLC, a Delaware limited liability company (the "Company"), and any Subsidiary thereof and the interests of the Company's members by providing an opportunity to selected employees, officers, members of the Board and consultants of the Company and its Subsidiaries as of the date of the adoption of the Plan or at any time thereafter to purchase Units of the Company. By encouraging such ownership, the Company seeks to attract, retain and motivate such employees and other persons and to encourage such employees and other persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified options" to acquire Common Units of the Company and/or by the granting of rights to purchase Units of the Company on a restricted or unrestricted unit basis. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant equity options, the taxation of which is intended to be subject to the principles of Treasury Regulation Section 1.83-7 or any successor regulation thereto, or restricted or unrestricted unit awards. This Plan and the Units issuable hereunder are subject to the terms and conditions of the LLC Agreement, and in the event of any conflict between the provisions of the LLC Agreement and this Plan, the LLC Agreement shall govern. This Plan is intended to comply with
Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Board, be reformed to comply with the requirements of Section 25102(o).

         Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

         2.1. "Award" shall mean an award (other than an Option) of the right to purchase Units granted under the provisions of Section 7 of the Plan.

         2.2. "Board" shall mean the Company's Board of Managers.

         2.3. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.4. "Committee" shall mean the committee of the Board referred to in
Section 5 hereof; provided, that if no such committee is appointed by the Board, the Board shall have all of the authority and obligations of the Committee under the Plan.

         2.5. "Common Unit" shall mean the Common Units of the Company as defined in the LLC Agreement.


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         2.6. "Employee" shall mean any person employed by, or performing services for, the Company or any Parent or Subsidiary of the Company, including, without limitation, officers, Managers, employees and consultants.

         2.7. "employment" or "employ" (or words of similar import) shall mean, in the case of an employee of the Company or any Subsidiary, the employment relationship of such employee and, in the case of a Manager or consultant of the Company or any Subsidiary, the service relationship of such Manager or consultant.

         2.8. "LLC Agreement" shall mean the Ardent Health Services LLC Limited Liability Company Agreement dated August 3, 2001, as the same may be modified, restated or amended from time to time.

         2.9. "Managers" shall have the meaning set forth in the LLC Agreement.

         2.10. "Non-Qualified Option" shall mean an Option granted to a Participant pursuant to the Plan that is intended to be, and qualifies as, an equity option, the taxation of which is intended to be subject to the principles of Treasury Regulation Section 1.83-7 or any successor regulation thereto and that shall not constitute or be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

         2.11. "Option" shall mean any Non-Qualified Option granted to an Employee pursuant to the Plan.

         2.12. "Participant" shall mean any Employee to whom an Award and/or an Option is granted under the Plan.

         2.13. "Parent" of the Company shall have the meaning set forth in
Section 424(e) of the Code.

         2.14. "Preferred Unit" shall mean the 8% Cumulative Redeemable Preferred Units of the Company as defined in the LLC Agreement.

         2.15. "Specified Participant" shall mean (i) any officer, director or manager of the Company or any of its affiliates or consultants to the Company or its affiliates, and (ii) any Participant who is a resident of any state other than California.

         2.16. "Subsidiary" of the Company shall have the meaning set forth in
Section 424(f) of the Code.

         2.17. "Units" shall mean Common Units and/or Preferred Units.

         Section 3. Eligibility. Awards and/or Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is


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to be granted a Non-Qualified Option or an Award or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

         Section 4. Units Subject to the Plan.

         4.1. Number of Common Units. Subject to adjustment as provided in
Section 9 hereof, the total number of Common Units for which Options and/or Awards may be granted under the Plan shall equal the sum of (i) 3,915,579 plus
(ii) 135,645, plus (iii) 250,000 for the grant of Awards of Common Units under the Plan, plus (iv) 88,889 plus (v) an amount equal to twelve percent (12%) of any Common Units issued by the Company after January 30, 2002, (other than issuances attributable to the exercise of Options and grants of Awards under the
Plan) and before the closing of an underwritten initial public offering of the Company's Common Units registered under the Securities Act of 1933, as amended, for cash with net proceeds to the Company of at least $75,000,000, ("New Common Units") but calculated without regard to Common Units issued pursuant to the Subscription Agreement, dated as of September 25, 2001, among the Company, Welsh, Carson, Anderson & Stowe IX, L.P. ("WCAS IX") and the several purchasers listed on Annex I thereto, FFT Partners II, L.P., and BancAmerica Capital Investors SBIC I, L.P. The determination of the number of Common Units available for grant due to the issuance of New Common Units shall be calculated on a fully diluted basis as follows:

                                X
                              ----- -- X = A
                               .88

                X = New Common Units, other than attributable to the
                    exercise of Options and grants of Awards under the Plan

                A = Additional number of Common Units for which Options and/or
                    Awards may be granted under the Plan

Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan are subject to compliance with Section
260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of Common Units issuable upon the exercise of all outstanding Options (together with options outstanding under any other option plan of the Company) or issued pursuant to an Award and the total number of Common Units provided for under any bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the members of the Company as described in Section 260.140.45) of the then outstanding Common Units of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

         4.2. Number of Preferred Units. The total number of Preferred Units for which Awards may be granted under the Plan shall not exceed 48,182 Preferred Units.


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         4.3. Reissuance. The Units that may be subject to Options and/or Awards granted under the Plan may be either authorized and unissued Units or Units reacquired at any time and now or hereafter held in the Company's treasury as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the Common Units allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under the Plan. If any Units issued or sold pursuant to an Award or the exercise of an Option shall have been repurchased by the Company, then such Units may again be subject to an Option and/or Award granted under the Plan.

         Section 5. Administration of the Plan.

         5.1. Administration. Subject to the proviso in Section 2.4 hereof, the Plan shall be administered by a committee of the Board (the "Committee") established by the Board and consisting of no less than two persons. In the event the Company's equity securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended, each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board.

         5.2. Grant of Options/Awards.

         (a) Options. Subject to Section 6 below, the Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to establish the number of Common Units that may be subject to each Option; (iii) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (iv) to determine the amount and the form of the consideration that may be used to purchase Common Units upon exercise of any Option (including, without limitation, the circumstances, if any, under which issued and outstanding Common Units owned by a Participant may be used by the Participant to exercise an Option); (v) to impose restrictions and/or conditions with respect to Common Units acquired upon exercise of an Option; (vi) to determine the circumstances under which Common Units acquired upon exercise of any Option may be subject to repurchase by the Company; (vii) to determine the circumstances and conditions subject to which Common Units acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of Common Units acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (viii) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon
(A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (ix) to accelerate the time when outstanding Options may be exercised and (x) to establish any other terms, restrictions


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and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

         (b) Awards. Subject to Section 7 below, the Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire Units pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such Units on the date the Award is granted; (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the Units subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to Units acquired pursuant to an Award shall lapse;
(vi) to establish vesting provisions with respect to any Units subject to an Award, including, without limitation, vesting provisions which may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (vii) to determine the circumstances under which Units acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which any Units acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of Units acquired pursuant to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to determine the form of consideration that may be used to purchase Units pursuant to an Award (including, without limitation, the circumstances under which issued and outstanding Units owned by a Participant may be used by the Participant to purchase Units subject to an Award); (x) to accelerate the time at which any or all restrictions imposed with respect to any Units subject to an Award will lapse and (xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan.

         5.3. Interpretation. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan. The Committee's determination of fair market value hereunder shall, to the extent required, comply with any requirements of the California Corporations Code.

         5.4. Finality. The interpretation and construction by the Committee of any provision of the Plan, any Option and/or Award granted hereunder or any agreement evidencing any such Option and/or Award shall be final and conclusive upon all parties.

         5.5. Expenses, Etc. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and Managers, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or


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interpretation taken or made in good faith with respect to the Plan or any
Option and/or Award granted hereunder.

         5.6. Information. At least annually, copies of the Company's financial statements for the just completed fiscal year shall be made available to each holder of Options and purchaser of Units hereunder. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

         Section 6. Terms and Conditions of Options.

         6.1. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement (a "Non-Qualified Option Agreement") between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option Agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code, but will be a "non-qualified option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

         Unless otherwise specified in a Non-Qualified Option Agreement with a Specified Participant, the terms and conditions of each Non-Qualified Option Agreement shall include the following:

         (a) The option exercise price for Non-Qualified Options shall be fixed by the Committee, provided, however, that (i) the exercise price per Common Unit shall be not less than eighty-five percent (85%) of the fair market value of a Common Unit on the date such Non-Qualified Option is granted as determined in good faith by the Committee and (ii) no Non-Qualified Option granted to a Participant who on the date of grant owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or its parent or subsidiaries possessing voting power shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value of a Common Unit on the effective date of such grant as determined in good faith by the Committee.

         (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including, without limitation, the date on which such Non-Qualified Option shall expire and terminate). Such term may not be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including, without limitation, provisions governing the rights to exercise such Non-Qualified Option), and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion, provided, however, that Non-Qualified Options


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granted to Participants (other than Specified Participants) shall become exercisable at the rate of at least 20% per year over five years from the date the Non-Qualified Option is granted to such Participant for so long as such Participant remains an employee of the Company or any Parent or Subsidiary thereof.

         (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

         (d) The terms and conditions of each Non-Qualified Option shall include the following provisions:

                  (i) In the event a Participant shall cease to be an Employee of the Company or any Subsidiary of the Company for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within 90 days after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                  (ii) In the event a Participant shall cease to be an Employee of the Company or any Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                  (iii) In the event a Participant shall die while an Employee of the Company or any Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any Non-Qualified Option held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option at the time of his death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Non-Qualified Option directly from the Participant by bequest or inheritance.

         (e) To the extent that the Company or any Subsidiary thereof is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of a Non-Qualified Option granted hereunder or in respect of any Common Units acquired upon exercise of a Non-Qualified



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Option, the Company or such Subsidiary shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state and local taxes required to be so withheld (which amount shall be the minimum amount required to be withheld under applicable law) or, if such payments are insufficient to satisfy such Federal, state and local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company or such Subsidiary, or make other arrangements satisfactory to the Company or such Subsidiary regarding payment to the Company or such Subsidiary of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

         Section 7. Terms and Conditions of Awards. The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a writing delivered to the Participant, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

         Unless otherwise specified in an agreement with a Specified Participant, the terms and conditions of each Award shall include the following:

         (a) The amount to be paid by a Participant to acquire the Units pursuant to an Award shall be fixed by the Committee, provided, however, that
(i) the purchase price per Common Unit shall be not less than eighty-five percent (85%) of the fair market value of a Common Unit on the date such Award is made as determined in good faith by the Committee and (ii) no Award made to a Participant who on the date of such Award owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or its parent or subsidiaries possessing voting power shall have a purchase price less than one hundred percent (100%) of the fair market value of a Common Unit on the effective date of such Award as determined in good faith by the Committee.

         (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine.

         (c) Certificates (if any) representing Units acquired pursuant to an Award shall bear a legend referring to any restrictions imposed on such Units and such other matters as the Committee may determine.

         (d) To the extent that the Company or such Subsidiary is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, in respect of any Units acquired pursuant to an Award, or in respect of the vesting of any such Units, then the Company or such Subsidiary shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state and local taxes required to


                                       8

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be so withheld (which amount shall be the minimum amount required to be withheld under applicable law), or if such payments are insufficient to satisfy such Federal, state and local taxes, or if no such payments are due or to become due to such Participant, then such Participant will be required to pay to the Company or such Subsidiary, or make other arrangements satisfactory to the Company or such Subsidiary regarding payment to the Company or such Subsidiary of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

         (e) Any Award may provide (i) that the recipient of such Award must make an election with respect to such Award under Section 83(b) of the Code and
(ii) that the failure to duly make such an election within 30 days of the receipt of the Units underlying such Award shall result in the rescission of such Award and of the purchase of such Unit.

         Section 8. Company's Right and Option to Repurchase Units.

         The terms of each Option shall include the following:

         (a) In the event that a Participant ceases to be employed by the Company or any Subsidiary of the Company for any reason (including, without limitation, as a result of such Participant's death, disability, incapacity, retirement, resignation or dismissal with or without cause), the Company shall have the right and option, but not the obligation, to repurchase from such Participant (or in the case of such Participant's death, such Participant's legal representative) any or all of the Units purchased by such Participant (or in the case of such Participant's death, such Participant's legal representative) within the time periods specified in Sections 8(e) and 8(f) below.

         (b) If a Participant's employment is terminated for "cause" and the Company exercises the right and option described in Section 8(a) above, the Company shall pay to such Participant as the purchase price for such Units (the "Purchase Price") (i) if such Participant is a Specified Participant, an amount per unit equal to the lesser of the fair market value thereof as of the date such Participant ceased to be so employed by the Company or any Subsidiary of the Company and the original purchase price such Participant paid for the Units (the "Original Price") and (ii) if such Participant is not a Specified Participant, an amount per unit equal to the Original Price.

         For purposes of this Plan the term "cause" for termination shall mean:
(1) with respect to any Participant who has an employment agreement with the Company or any Subsidiary thereof, "cause" as defined in such employment agreement and (2) with respect to any Participant who does not have an employment agreement with the Company or any Subsidiary thereof, (i) conviction of having committed a felony, (ii) determination by the Board that such Participant has committed acts of dishonesty or moral turpitude, (iii) failure by such Participant to follow the reasonable directives of the Board or (iv) gross negligence or willful misconduct by such Participant in the


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performance of such Participant's duties of employment.

         (c) If a Participant's employment is terminated for any reason other than "cause" and the Company exercises the right and option described in Section 8(a) above, the Company shall pay to such Participant as the Purchase Price, an amount per Unit equal to the fair market value thereof as of the date of such termination.

         (d) Fair market value of Units will be determined in good faith by the Board on a basis consistent with the manner of determining the fair market value of the Company's equity securities for purposes of offering of the Company's equity securities to equity investors.

         (e) The Company may exercise the right and option described in Section 8(a) above with respect to Units held by a Specified Participant by giving such Specified Participant (or in the case of such Specified Participant's death, such Specified Participant's legal representative) a written notice of election to purchase at any time within 60 days after the date (i) that such Specified Participant's employment ceases, in the event such Participant (A) has owned the Units to be repurchased for at least six months or (B) has been terminated for "cause", or (ii) that is the six month anniversary after such Specified Participant acquired the Units to be repurchased, in the event such Specified Participant has not owned the Units for at least six months as of the date such Specified Participant ceased to be so employed and such Specified Participant's employment was terminated for any reason other than "cause." The notice of election shall specify the number of Units to be purchased and the Purchase Price for such Units. In the event that a Specified Participant (or in the case of such Specified Participant's death, such Specified Participant's legal representative) exercises an Option and acquires any additional Units on any date after the date such notice of election is provided by the Company, then the Company may again exercise the right and option described in Section 8(a) above by giving such Specified Participant (or in the case of such Specified Participant's death, such Specified Participant's legal representative) a written notice of election to purchase at any time within 60 days after the date of such exercise, which notice of election shall specify the number of Units to be purchased and the Purchase Price for such Units.

         (f) The Company may exercise the right and option described in Section 8(a) above with respect to a Participant (other than a Specified Participant) by giving such Participant (or in the case of such Participant's death, such Participant's legal representative) a written notice of election to purchase at any time within (x) 90 days after the date that such Participant's employment terminates or, in the case of Units issued upon exercise of Options after the date of termination, (y) 90 days after the date of such exercise. The notice of election shall specify the number of Units to be purchased and the Purchase Price for such Units. Notwithstanding anything in this Section 8 to the contrary, the Company's right and option to purchase Units from Participants (other than Specified Participants) as described in Section 8(b)(ii) above (i) shall lapse at the rate of twenty percent (20%) of the Common Units subject to such repurchase right per year over the five years from the date the Option is granted (without respect to the date the


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Option was exercised or became exercisable) and (ii) shall terminate in the event the Company's equity securities become publicly traded.

         (g) The closing for the purchase by the Company of Units pursuant to the provisions of this Section 8 will take place at the offices of the Company on the date specified in the written notice of election with respect to such Units, which date shall be a business day not later than 30 days after the date such notice is given. At such closing, such Participant will deliver such Units, duly endorsed for transfer, against payment in cash of the Purchase Price thereof.

         (h) In the event that the Company chooses not to exercise its right and option under Section 8(a) hereof, with respect to any Unit, such Unit shall thereafter cease to be subject to the repurchase provisions of this Section 8.

         Section 9. Adjustments. (a) In the event that, after the adoption of the Plan by the Board, the outstanding Units shall be increased or decreased or changed into or exchanged for a different number or kind of equity interests or other securities of the Company or of another entity, in each such case through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of units or declaration of any dividends or other distribution payable in Units, the Committee in good faith shall, subject to the provisions of Section 9(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of Common Units (and the option price per Common Unit) subject to the unexercised portion of any outstanding Option (to the nearest possible full Common Unit), (ii) the number of Units to be acquired pursuant to an Award which have not become vested, and (iii) the number of Units for which Options and/or Awards may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

         (b) If any capital reorganization or reclassification of the Common Units of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Common Units shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Units, then, subject to the provisions of Section 9(c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the Common Units immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding Common Units equal to the number of Common Units immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

         (c) Notwithstanding Sections 9(a) and 9(b) hereof, in the event of (i) any offer to holders of the Common Units generally relating to the acquisition of all or


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

substantially all of their Common Units, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board may, in its sole discretion, cancel any outstanding Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of (A) the number of Common Units that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per Common Unit paid to holders of Common Units pursuant to such Acquisition exceeds (2) the option price applicable to such Common Units.

         Section 10. Effect of the Plan on Employment Relationship; Grants to Employees of Subsidiaries. (a) Neither the Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary of the Company, or limit in any respect the right of the Company or any Subsidiary of the Company to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

         (b) In the event of the exercise of any Option and/or Award under the Plan by an employee of any Subsidiary of the Company, it is understood (i) that the Units to be acquired pursuant to such exercise shall be deemed to have been transferred from the Company to such Subsidiary at the time of such exercise and from such Subsidiary to such employee, (ii) that the exercise price or other consideration payable by such employee to the Company in respect of such Option and/or Award shall be deemed to have been paid by such employee to such Subsidiary and by such Subsidiary to the Company and (iii) that at the time of any such exercise, such Subsidiary shall pay to the Company an amount of cash equal to the excess of the fair market value of such Units over such exercise price or other consideration.

         Section 11. Amendment of the Plan. The Board may amend the Plan from time to time as it deems desirable.

         Section 12. Termination of the Plan. The Board may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten years after the date of its initial adoption by the Board. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.




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

         Section 13. Effective Date of the Plan. The Plan shall be effective as of August 3, 2001, the date on which the Plan was adopted by the Board and approved by the requisite holders of outstanding Units of the Company. The effective date of the Amendment and Restatement of this Plan, as presented in its material terms to the Board, is April 29, 2004.

                                    * * * * *












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